UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2006

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McDONALD'S CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

_______________________________

(630) 623-3000

(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR	240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

(a)	McDonald’s Confirms Date of Delivery of Shares Delivered Under Notice of Guaranteed Delivery

In connection with the offer by McDonald’s Corporation to its shareholders to exchange shares of McDonald’s common stock for shares of class B common stock of Chipotle Mexican Grill, Inc. held by McDonald’s, McDonald’s confirms that, if the exchange offer expires as scheduled at 12:00 midnight, New York City time, on Thursday, October 5, 2006 and shareholders have tendered their shares by means of a notice of guaranteed delivery prior to such expiration, then the date by which the related shares must be delivered to the exchange agent will be Wednesday, October 11, 2006. Columbus Day, Monday, October 9, 2006, is not included in determining the standard three-day settlement cycle for guaranteed deliveries even though it is a New York Stock Exchange trading day.

This information is incorporated by reference into the Registration Statement on Form S-4 (File No. 333-137177) filed by Chipotle Mexican Grill, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date:	October 4, 2006	By: /s/ Denise A. Horne
Denise A. Horne
Corporate Vice President –
Associate General Counsel and Assistant Secretary

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